Page 33 of 34 Pages

                                                                       Exhibit 1
                                                                       ---------

                       Agreement Relating to Joint Filing
                          of Statement on Schedule 13D
                       ----------------------------------


         This will confirm the agreement by and between the undersigned that the Statement on Schedule 13D (the "Statement") filed on or about this date with respect to the beneficial ownership by the undersigned of shares of Class A common stock, $0.25 par value per share, and shares of Class B common stock, $0.25 par value per share, each of Seneca Foods Corporation, a New York corporation, is being filed on behalf of the undersigned.

         Each of the undersigned hereby acknowledges that pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, that each person on whose behalf the Statement is filed is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; and that such person is not responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in one or more counterparts by each of the undersigned, and each of which, taken together, shall constitute one and the same instrument.

Date: July 2, 1998

                                    CARL MARKS STRATEGIC INVESTMENTS, L.P.

                                    By: Carl Marks Management Company, L.P.,
                                          its general partner

                                        By: /s/ Andrew M. Boas
                                            ------------------
                                            Name:  Andrew M. Boas
                                            Title: General Partner


                                    CARL MARKS STRATEGIC INVESTMENTS II, L.P.

                                    By: Carl Marks Management Company, L.P.,
                                          its general partner

                                        By: /s/ Andrew M. Boas
                                            ------------------
                                            Name:  Andrew M. Boas
                                            Title: General Partner

                                                             Page 34 of 34 Pages


                                    URANUS FUND, LTD.

                                    By: Carl Marks Offshore Management, Inc.,
                                          its Investment Manager

                                        By: /s/ Andrew M. Boas
                                            ------------------
                                            Name:  Andrew M. Boas
                                            Title: President


                                    CARL MARKS MANAGEMENT COMPANY, L.P.

                                        By: /s/ Andrew M. Boas
                                            ------------------
                                            Name:  Andrew M. Boas
                                            Title: General Partner


                                    CARL MARKS OFFSHORE MANAGEMENT, INC.

                                        By: /s/ Andrew M. Boas
                                            ------------------
                                            Name:  Andrew M. Boas
                                            Title: President

                                            /s/ Andrew M. Boas
                                            ------------------
                                            Andrew M. Boas

                                            /s/ Robert C. Ruocco
                                            --------------------
                                            Robert C. Ruocco


                                    CMCO, INC.

                                            By: /s/ Mark Claster
                                                ----------------
                                                Name:  Mark Claster
                                                Title: Managing Director

                                                /s/ Edwin S. Marks
                                                ------------------
                                                Edwin S. Marks